UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): July 23, 2012
KAISER ALUMINUM CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-52105	94-3030279
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

27422 Portola Parkway, Suite 200
	Foothill Ranch, California	92610-2831
	(Address of Principal Executive Offices)	(Zip Code)

(949) 614-1740
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously disclosed in the Current Report on Form 8-K of Kaiser Aluminum Corporation (the “Company”), filed with the Securities and Exchange Commission (the “SEC”) on May 24, 2012, the Company issued $225,000,000 aggregate principal amount of its 8.250% Senior Notes due 2020 (the “Outstanding Notes”) on May 23, 2012. The Outstanding Notes are guaranteed by certain domestic subsidiaries of the Company (the “Guarantors”). The Company and the Guarantors intend to file a registration statement on Form S-4 with the SEC (the “Exchange Registration Statement”) to register the Company's 8.250% Senior Notes due 2020 (the “Exchange Notes”) and the guarantees of the Exchange Notes (the “Exchange Guarantees”). The Exchange Notes and Exchange Guarantees will be issued in exchange for the Outstanding Notes and related outstanding guarantees thereof, respectively.

In connection with the Exchange Registration Statement, the Company is updating Part I, Item 1. Financial Statements, attached hereto as Exhibit 99.1 and incorporated herein by reference, that was originally included in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 (the “2012 10-Q”), solely to include supplemental guarantor disclosures required by Section 210.3-10(f) of Regulation S-X.

The information included in and with this Current Report on Form 8-K (this “Current Report”) is presented for informational purposes only, and there has been no change to the Company's previously reported consolidated net operating results, financial condition or cash flows. This Current Report does not reflect events occurring subsequent to the filing of the 2012 10-Q with the SEC on April 26, 2012 and does not modify or update the disclosures therein in any way, other than as required to reflect the financial information of the Guarantors as described above and set forth in Exhibit 99.1 attached hereto. For information on developments regarding the Company since the filing of the 2012 10-Q, please refer to the Company's reports filed with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits .

Exhibit
Number	Description
99.1	Financial Statements (superseding Part I, Item 1 of the Quarterly Report for the quarter ended March 31, 2012)
*101.INS	XBRL Instance
*101.SCH	XBRL Taxonomy Extension Schema
*101.CAL	XBRL Taxonomy Extension Calculation
*101.DEF	XBRL Taxonomy Extension Definition
*101.LAB	XBRL Taxonomy Extension Label
*101.PRE	XBRL Taxonomy Extension Presentation

*
As provided in Rule 406T of Regulation S-T, XBRL information is furnished but deemed not filed for purposes of sections 11 or 12 of the Securities Act of 1933, is deemed not filed for purposes of section 18 of the Securities Exchange Act of 1934 and otherwise is not subject to liability under these sections.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM CORPORATION (Registrant)

By:	/s/ Cherrie I. Tsai
Cherrie I. Tsai Secretary and Assistant General Counsel
Date: July 23, 2012